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                                                                    EXHIBIT 10.1

             FOURTH AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS
                                  AND AGREEMENT

         THIS FOURTH AMENDMENT TO MASTER AMENDMENT TO LOAN DOCUMENTS AND AGREEMENT ("Amendment") is made and entered into as of the 10th day of May, 2004 by and between AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC, (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as defined in the Loan Documents referred to below), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of Master Amendment to Loan Documents and Agreement executed on November 8, 2000 and dated as of October 1, 2000 (the Master Amendment to Loan Documents and Agreement, executed by the parties on November 8, 2000 and dated as of October 1, 2000, as amended by that First Amendment to Master Amendment to Loan Documents and Agreement executed by the parties on November 28, 2000 and dated as of October 1, 2000, and as amended by that Second Amendment to Master Amendment to Loan Documents and Agreement executed by the parties to be effective as of December 15, 2002, and as further amended by that Third Amendment to Master Amendment to Loan Documents and Agreement dated August 2, 2003, to be effective July 11, 2003, being herein called the "Master Amendment"), AmSouth agreed to modify the Indebtedness and the Loan Documents ("Indebtedness" and "Loan Documents" being defined in the Master Amendment); and

         WHEREAS, the Loan Documents defined in the Master Amendment include the "Master Credit and Security Agreement" (as defined in the Master Amendment) and the "Loan and Negative Pledge Agreement" (as defined in the Master Amendment); and

         WHEREAS, DCMS, one of the "Debtors" under the Master Amendment, is one of the "Subsidiaries," "Guarantors" and "Pledgors" under the Master Credit and Security Agreement, and is one of the Guarantors under the Loan and Negative Pledge Agreement; and

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         WHEREAS, DCMS has executed and delivered certain guaranty and suretyship agreements in connection with the Indebtedness and DLC has executed and delivered its stock pledge and security agreement of 100% of the stock of DCMS, a wholly owned subsidiary of DLC, as collateral security for payment and performance of the Indebtedness; and

         WHEREAS, pursuant to the terms of a Share Purchase Agreement dated as of August 25, 2003, and executed by DCMS, DLC, Advocat and DCMS Holdings, Inc., (the "Purchase Agreement") DLC is selling its stock in DCMS to DCMS Holdings, Inc.; and

         WHEREAS, in accordance with the terms of the Purchase Agreement, DCMS Holdings, Inc. will execute a Promissory Note to DLC and a Securities Pledge Agreement to finance a portion of the stock purchase (the "Promissory Note"); and

         WHEREAS, in consideration of the agreement of DLC to assign the Promissory Note, the Securities Pledge Agreement and the Purchased Shares, as defined in the Purchase Agreement, to AmSouth and DLC's payment to AmSouth toward the principal sums due under the notes evidencing the Indebtedness, as set forth herein, AmSouth has agreed to release DCMS from its guaranty obligations with respect to the payment and performance of the Indebtedness and to release its lien and security interest in and to the stock and assets of DCMS heretofore held by AmSouth as collateral security for the Indebtedness; and

         WHEREAS, in connection with the release of DCMS as a guarantor of the Indebtedness, the parties hereto have agreed that DCMS should be removed as a "Debtor" under the Master Amendment and as a "Guarantor" "Pledgor" and/or "Subsidiary" under the Master Credit Agreement, the Loan and Negative Pledge Agreement and any of the other Loan Documents.

         NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

         1. Upon closing of the stock purchase as contemplated by the Purchase Agreement (the "Closing") and the delivery of the executed Assignment of Promissory Note, Securities Pledge Agreement and Purchased Shares and Security Agreement, and all documents itemized therein, executed by AmSouth and DLC (the "Note Assignment"), which Assignment shall be duly registered with the proper Canadian filing authority to AmSouth, Debtors shall pay to AmSouth all of the Net Proceeds from the transaction. ("Net Proceeds" is defined as all cash proceeds received by DLC, less taxes, expenses and commissions on sale.)

         2. Upon Closing and the delivery of the executed Note and Note Assignment to AmSouth, DCMS is hereby discharged and released from, and shall no longer be bound by nor the subject of, the obligations, representations, covenants and agreements relating to the parties identified as Debtors, Guarantors, Pledgors or Subsidiaries under the Master Amendment, the Master Credit and Security Agreement, the Loan and Negative Pledge Agreement, or any of the other Loan Documents, as applicable. From and after the date hereof, the terms "Debtor," "Guarantor," "Pledgor," or "Subsidiary," or the plural thereof, when and as used in the Master Amendment, the Master Credit Agreement, the Loan and Negative Pledge Agreement, or any of the other Loan Documents, shall not be deemed to mean, include or refer to DCMS.

         3. The Debtors (other than DCMS) hereby ratify and restate all of the covenants, warranties and representations contained in the Loan Documents, as amended, and the Master Amendment, as amended, as of the date hereof, and each hereby acknowledges and confirms that the terms and conditions of the Loan Agreement, as amended, and the Master Amendment, as amended, remain in full force and effect.

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         4.       The Master Amendment, Master Credit and Security Agreement,
Loan and Negative Pledge Agreement, and any other Loan Documents affected hereby, are amended to the extent necessary to conform such instruments and documents to the provisions set forth herein.

         5. All terms capitalized herein, but not specially defined herein, are intended to have the meanings ascribed to them in the Master Amendment, unless the context clearly indicates otherwise.

         6. GMAC has executed this Amendment for purposes of consenting to the terms hereof and for consenting to the release of the DCMS stock by AmSouth.

         7. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         8. This document may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute on and the same instrument. Signatures to this document may be transmitted by facsimile or telecopy and such signatures shall be valid and effective to bind the party so signing, it being expressly agreed that each party shall be bound by its own facsimile or telecopied signature and shall accept the facsimile or telecopied signature of the other party or parties to this document.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        AMSOUTH BANK, successor in interest by
                                        merger to First American National Bank

                                        By: /s/ Tim McCarthy
                                            ------------------------------------
                                            Tim McCarthy, Vice President

                                        DIVERSICARE MANAGEMENT SERVICES CO., a
                                        Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        ADVOCAT INC., a Delaware corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE LEASING CORP.,
                                        a Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        ADVOCAT ANCILLARY SERVICES, INC.,
                                        a Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE CANADA MANAGEMENT SERVICES
                                        CO., INC., an Ontario, Canada
                                        corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: Chief Executive Officer

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                                        DIVERSICARE GENERAL PARTNER, INC.,
                                        a Texas corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        FIRST AMERICAN HEALTH CARE, INC.,
                                        an Alabama corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        ADVOCAT DISTRIBUTION SERVICES, INC.,
                                        a Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        ADVOCAT FINANCE, INC.,
                                        a Delaware corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE LEASING CORP. OF ALABAMA,
                                        INC., an Alabama corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE ASSISTED LIVING SERVICES,
                                        INC., a Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

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                                        DIVERSICARE ASSISTED LIVING SERVICES,
                                        NC, LLC, a Tennessee limited liability
                                        company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE ASSISTED LIVING SERVICES
                                        NC I, LLC, a Delaware limited liability
                                        company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE ASSISTED LIVING SERVICES
                                        NC II, LLC, a Delaware limited liability company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        STERLING HEALTH CARE MANAGEMENT, INC.,
                                        a Kentucky corporation

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE AFTON OAKS, LLC,
                                        a Delaware limited liability company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE GOOD SAMARITAN, LLC,
                                        a Delaware limited liability company


                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title:   President

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                                        DIVERSICARE PINEDALE, LLC,
                                        a Delaware limited liability company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        DIVERSICARE WINDSOR HOUSE, LLC,
                                        a Delaware limited liability company

                                        By: /s/ William R. Council III
                                            ------------------------------------
                                        Name: William R. Council III
                                        Title: President

                                        GMAC COMMERCIAL MORTGAGE CORPORATION,
                                        a California corporation

                                        By: /s/ Laura Y. McDonald
                                            ------------------------------------
                                        Name: Laura Y. McDonald
                                        Title: Senior Vice President

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